SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : July 26, 1999

MERRILL LYNCH MORTGAGE INVESTORS INC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 1999, which forms C-BASS Trust 1999-CB1 , which will issue the C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB1).

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39127-07               13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street, 17th Floor
New York, New York                                             10281-1315
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 9
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-Bass Mortgage Loan Asset-Backed Certificates, Series 1999-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 1999 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and The Chase Manhattan Bank, as trustee. On July 26, 1999 distribution was made to the Certificateholders.
Specific  information  with respect to these  distributions  is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on July 26, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    July 30, 1999               By:  /s/ Kimberly K. Costa
                                        Kimberly K. Costa
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         July 26, 1999.

                              EXHIBIT 99.1

          Monthly Certificateholder Statement on July 26, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   JULY 26, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #    1
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL           PRIOR                                                                                       CURRENT
        FACE               PRINCIPAL                                                     REALIZED       DEFERRED       PRINCIPAL
CLASS   VALUE              BALANCE           PRINCIPAL       INTEREST      TOTAL         LOSSES         INTEREST       BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
IA      62,477,638.00    60,688,638.11   1,019,320.03      328,730.12    1,348,050.15        0.00         0.00       59,669,318.08
IAPO        31,361.00        31,123.68          38.09            0.00           38.09        0.00         0.00           31,085.59
IM1        648,000.00       645,455.93         863.07        3,496.22        4,359.29        0.00         0.00          644,592.86
IM2        324,000.00       322,727.97         431.54        1,748.11        2,179.65        0.00         0.00          322,296.43
IM3        389,000.00       387,472.77         518.11        2,098.81        2,616.92        0.00         0.00          386,954.66
IM4         98,000.00        97,615.25         130.53          528.75          659.28        0.00         0.00           97,484.72
IB1         98,000.00        97,615.25         130.53          528.75          659.28        0.00         0.00           97,484.72
IB2        162,000.00       161,363.97         215.77          874.05        1,089.82        0.00         0.00          161,148.20
IB3        551,050.60       548,887.16         733.95        2,973.14        3,707.09        0.00         0.00          548,153.21
IIA    112,788,000.00   101,013,601.54   4,522,883.40      476,019.58    4,998,902.98        0.00         0.00       96,490,718.14
IIM1     6,714,000.00     6,714,000.00           0.00       40,228.05       40,228.05        0.00         0.00        6,714,000.00
IIM2     6,714,000.00     6,714,000.00           0.00       44,368.35       44,368.35        0.00         0.00        6,714,000.00
IIB      5,908,000.00     5,908,000.00           0.00       40,617.50       40,617.50        0.00         0.00        5,908,000.00
X                0.00             0.00           0.00            0.00            0.00        0.00         0.00                0.00
R                0.00             0.00           0.00            0.00            0.00        0.00         0.00                0.00

-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 196,903,049.60   183,330,501.63   5,545,265.02      942,211.43    6,487,476.45        0.00         0.00      177,785,236.61

-----------------------------------------------------------------------------------------------------------------------------------
IAIO    64,303,873.90    62,509,558.39           0.00       97,149.07       97,149.07        0.00         0.00       61,487,728.74
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES

                     PRIOR                                                        CURRENT                         CURRENT
                     PRINCIPAL                                                    PRINCIPAL                       PASS-THRU
CLASS  CUSIP         FACTOR          PRINCIPAL        INTEREST        TOTAL       FACTOR           CLASS          RATE

---------------------------------------------------------------------------------------------  ------------------------------------
IA     12489WAA2    971.36575666     16.31495784      5.26156447   21.57652231   955.05079882         IA          6.500000 %
IAPO   12489WAC8    992.43263927      1.21456586      0.00000000    1.21456586   991.21807340        IAPO         0.000000 %
IM1    12489WAD6    996.07396605      1.33189815      5.39540123    6.72729938   994.74206790         IM1         6.500000 %
IM2    12489WAE4    996.07398148      1.33191358      5.39540123    6.72731481   994.74206790         IM2         6.500000 %
IM3    12489WAF1    996.07395887      1.33190231      5.39539846    6.72730077   994.74205656         IM3         6.500000 %
IM4    12489WAG9    996.07397959      1.33193878      5.39540816    6.72734694   994.74204082         IM4         6.500000 %
IB1    N/A          996.07397959      1.33193878      5.39540816    6.72734694   994.74204082         IB1         6.500000 %
IB2    N/A          996.07388889      1.33191358      5.39537037    6.72728395   994.74197531         IB2         6.500000 %
IB3    N/A          996.07397215      1.33191035      5.39540289    6.72731324   994.74206180         IB3         6.500000 %
IIA    12489WAH7    895.60592918     40.10075008      4.22048072   44.32123080   855.50517910         IIA         5.472500 %
IIM1   12489WAJ3  1,000.00000000      0.00000000      5.99166667    5.99166667 1,000.00000000         IIM1        7.190000 %
IIM2   12489WAK0  1,000.00000000      0.00000000      6.60833333    6.60833333 1,000.00000000         IIM2        7.930000 %
IIB    12489WAL8  1,000.00000000      0.00000000      6.87500000    6.87500000 1,000.00000000         IIB         8.250000 %
---------------------------------------------------------------------------------------------  -----------------------------------
TOTALS              931.06989456     28.16241308      4.78515407   32.94756716   902.90748148
---------------------------------------------------------------------------------------------  -----------------------------------
IAIO   12489WAB0    972.09630772      0.00000000      1.51078099    1.51078099   956.20566866         IAIO        1.864977 %
---------------------------------------------------------------------------------------------  -----------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                KIMBERLY COSTA
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3247
                       Email: kimberly.k.costa@chase.com
                     ---------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION





-----------------------------------------------------------------------------------------------------------------------------------
                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                                    JULY 26, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   PAGE #    2


                    Group 1 Available Funds                                                                        1,460,508.64
                    Group 2 Available Funds                                                                        5,124,116.88

Overcollateralization Information

                    Overcollateralization Amount (prior to Extra PDA)                                              3,185,199.13
                    Overcollateralization Release Amount                                                                   0.00
                    Overcollateralization Deficiency Amount                                                        3,192,701.11
                    Target Overcollateralization Amount                                                            6,377,900.24

                    Extra Principal Distribution Amount                                                              308,053.34
                    Monthly Excess Interest Amount                                                                   308,053.34
                    Monthly Excess Cashflow Amount                                                                   308,053.34
                    Overcollateralization Deficiency (After Distribution)                                          2,884,647.77
                    Overcollateralization Amount (After Distribution)                                              3,493,252.47

Fees and Advances

                    Servicing Fee                                                                                     71,154.37
                    Trustee Fee                                                                                        2,331.45
                    Lender PMI                                                                                        25,950.51
                    Total Advances                                                                                 2,285,986.72
                    Group 1 Advances                                                                               1,026,176.72
                    Group 2 Advances                                                                               1,259,810.00

Mortgage Loan Information

                    Total Principal Balance                                                                      181,278,490.07
                    Loan Count                                                                                            2,136
                    Weighted Average Remaining Term                                                                         305
                    Weighted Average Loan Rate                                                                         9.3087 %
                    Aggregate Amount of Prepayment                                                                 5,036,921.04
                    Aggregate Amount of Realized Losses                                                                    0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                               0.00
                    Relief Act Shortfalls                                                                                  0.00
                    Extraordinary Trust Fund Expenses                                                                      0.00


Group 1 Loan Information

                    Principal Balance                                                                             61,958,519.46
                    Non-Po Principal Balance                                                                      61,927,366.05
                    Po Principal Balance                                                                              31,153.41
                    Loan Count                                                                                              948
                    Weighted Average Remaining Term                                                                         285
                    Weighted Average Loan Rate                                                                         8.7378 %
                    Aggregate Amount of Prepayment                                                                   938,169.88
                    Aggregate Amount of Realized Losses                                                                    0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                               0.00
                    Relief Act Shortfalls                                                                                  0.00
                    Extraordinary Trust Fund Expenses                                                                      0.00
                    Non-Po Amount of Scheduled Principal                                                              84,173.64
                    Non-Po Amount of Unscheduled Principal                                                           938,169.88
                    Po Amount of Scheduled Principal                                                                      38.09
                    Po Amount of Unscheduled Principal                                                                     0.00

Group 2 Loan Information

                    Principal Balance                                                                            119,319,970.61
                    Loan Count                                                                                            1,188
                    Weighted Average Remaining Term                                                                         315
                    Weighted Average Loan Rate                                                                         9.5998 %
                    Aggregate Amount of Prepayment                                                                 4,098,751.16
                    Aggregate Amount of Realized Losses                                                                    0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                               0.00
                    Relief Act Shortfalls                                                                                  0.00
                    Extraordinary Trust Fund Expenses                                                                      0.00

                    Basis Risk Reserve Fund Balance                                                                    1,000.00
                    Libor Carryover Amount                                                                                 0.00



                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                                       JULY 26, 1999
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                      PAGE #    3


Interest Shortfalls
                    Class ia1                                                                                           0.00
                    Class ia-io                                                                                         0.00
                    Class im1                                                                                           0.00
                    Class im2                                                                                           0.00
                    Class im3                                                                                           0.00
                    Class im4                                                                                           0.00
                    Class ib1                                                                                           0.00
                    Class ib2                                                                                           0.00
                    Class ib3                                                                                           0.00
                    Class iia                                                                                           0.00
                    Class iim1                                                                                          0.00
                    Class iim2                                                                                          0.00
                    Class iib                                                                                           0.00

Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                 --------------------------------------------------------------------
                                        Group 1
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month            250         17,166,795.93             27.71 %
                    2 Months            90          5,783,388.14              9.33 %
                    3+ Months           78          5,647,895.39              9.12 %
                    Total              418         28,598,079.46             46.16 %
                 --------------------------------------------------------------------

                 --------------------------------------------------------------------
                                        Group 2
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month            175         15,588,229.67             13.06 %
                    2 Months            61          6,446,328.85              5.40 %
                    3+ Months           46          4,079,650.97              3.42 %
                    Total              282         26,114,209.49             21.88 %
                 --------------------------------------------------------------------

                 --------------------------------------------------------------------
                                        Group Totals
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month            425         32,755,025.60             18.07 %
                    2 Months           151         12,229,716.99              6.75 %
                    3+ Months          124          9,727,546.36              5.37 %
                    Total              700         54,712,288.95             30.19 %
                 --------------------------------------------------------------------


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                              -------------------------------------------------------
                                                  Group 1
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  31            1,817,205.69                385.99 %
                              -------------------------------------------------------

                              -------------------------------------------------------
                                                  Group 2
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  28            2,918,994.61                  7.12 %
                              -------------------------------------------------------

                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  59             4,736,200.30                 2.61 %
                              -------------------------------------------------------

                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                                       JULY 26, 1999
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                   PAGE #    4



Number and Aggregate Principal Amounts of Bankruptcy Loans


                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                 131            8,371,748.66                  4.62 %
                              -------------------------------------------------------


Number and Aggregate Principal Amounts of REO Loans

                              -------------------------------------------------------
                                                  Group 1
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                     0.00                 0.00 %
                              -------------------------------------------------------


                              -------------------------------------------------------
                                                  Group 2
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                     0.00                 0.00 %
                              -------------------------------------------------------


                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    0                     0.00                0.00 %
                              -------------------------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
